Exhibit 99.2

Supplemental Financial Information

March 31, 2012

(unaudited)

Cedar Realty Trust, Inc.

44 South Bayles Avenue

Port Washington, NY 11050-3765

Tel: (516) 767-6492 Fax: (516) 767-6497

www.cedarrealtytrust.com

CEDAR REALTY TRUST, INC.

Supplemental Financial Information

March 31, 2012

(unaudited)

TABLE OF CONTENTS

Consolidated Financial Information
Consolidated Balance Sheets	3
Consolidated Statements of Operations	4
Supporting Schedules to Consolidated Statements	5-6
Funds from Operations and Additional Disclosures	7
Earnings Before Interest, Taxes, Depreciation and Amortization	8
Summary of Outstanding Debt	9-10
Summaries of Debt Maturities	11

Consolidated Operating Portfolio Information
Real Estate Summary	12-14
Leasing Activity	15
Tenant Concentration	16
Lease Expirations	17
Property Net Operating Income	18
Dispositions	19

Unconsolidated Cedar/RioCan Joint Venture
Balance Sheets	21
Statements of Income	22
Real Estate Summary	23
Summary of Outstanding Debt	24
Summary of Debt Maturities	25

Properties Held for Sale/Conveyance
Real Estate Summary	27
Summary of Outstanding Debt	28
Summary of Debt Maturities	29

Portfolio Map	30

Non-GAAP Financial Disclosures	31

Forward-Looking Statements

The information contained in this Supplemental Financial Information is unaudited and does not purport to disclose all items required by accounting principles generally accepted in the United States (“GAAP”). In addition, statements made or incorporated by reference herein may include certain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 and, as such, may involve known and unknown risks, uncertainties and other factors which may cause the Company’s actual results, performance or achievements to be materially different from future results, performance or achievements expressed or implied by such forward-looking statements. Forward-looking statements, which are based on certain assumptions and describe the Company’s future plans, strategies and expectations, are generally identifiable by use of the words “may”, “will”, “should”, “estimates”, “projects”, "anticipates", "believes", "expects", "intends", "future", and words of similar import, or the negative thereof. Factors which could have a material adverse effect on the operations and future prospects of the Company include, but are not limited to, those set forth under the heading “Risk Factors” in the Company’s Annual Report on Form 10-K. Accordingly, the information contained herein should be read in conjunction with the Company’s Form 10-K for the year ended December 31, 2011 and Form 10-Q for the quarter ended March 31, 2012.

CEDAR REALTY TRUST, INC.

Consolidated Balance Sheets

	March 31,	December 31,
	2012	2011
Assets:
Real estate
Land	$268,941,000	$268,982,000
Buildings and improvements	1,103,115,000	1,099,456,000

	1,372,056,000	1,368,438,000
Less accumulated depreciation	(212,535,000)	(197,578,000)

Real estate, net	1,159,521,000	1,170,860,000
Real estate held for sale/conveyance	196,453,000	207,553,000
Investment in Cedar/RioCan joint venture	43,134,000	44,743,000
Cash and cash equivalents	10,805,000	12,070,000
Restricted cash	14,833,000	14,707,000
Receivables	25,519,000	26,127,000
Other assets and deferred charges, net	34,167,000	33,804,000
Assets relating to real estate held for sale/conveyance	—	2,299,000

Total assets	$1,484,432,000	$1,512,163,000

Liabilities and equity:
Mortgage loans payable	$586,194,000	$588,516,000
Mortgage loans payable—real estate held for sale/conveyance	114,160,000	123,115,000
Secured credit facilities	165,074,000	166,317,000
Accounts payable and accrued liabilities	31,200,000	32,404,000
Unamortized intangible lease liabilities	33,727,000	35,017,000
Liabilities relating to real estate held for sale/conveyance	6,339,000	6,406,000

Total liabilities	936,694,000	951,775,000

Noncontrolling interest—limited partners’ mezzanine OP Units	668,000	4,616,000

Commitments and contingencies	—	—

Equity:
Cedar Realty Trust, Inc. shareholders’ equity:
Preferred stock	158,575,000	158,575,000
Common stock and other shareholders’ equity	329,338,000	335,268,000

Total Cedar Realty Trust, Inc. shareholders’ equity	487,913,000	493,843,000

Noncontrolling interests:
Minority interests in consolidated joint ventures	55,934,000	56,511,000
Limited partners’ OP Units	3,223,000	5,418,000

Total noncontrolling interests	59,157,000	61,929,000

Total equity	547,070,000	555,772,000

Total liabilities and equity	$1,484,432,000	$1,512,163,000

CEDAR REALTY TRUST, INC.

Consolidated Statements of Operations

	Three months ended March 31,
	2012	2011
Revenues:
Rents	$26,695,000	$25,673,000
Expense recoveries	6,963,000	8,153,000
Other	819,000	684,000

Total revenues	34,477,000	34,510,000

Property operating expenses:
Operating, maintenance and management	6,376,000	8,426,000
Real estate and other property-related taxes	4,393,000	4,155,000

Total property operating expenses	10,769,000	12,581,000

Property operating income	23,708,000	21,929,000

Other expenses:
General and administrative	3,625,000	2,694,000
Acquisition transaction costs and terminated projects	—	1,169,000
Depreciation and amortization	15,726,000	8,720,000

Total other expenses	19,351,000	12,583,000

Operating income	4,357,000	9,346,000

Non-operating income and expense:
Interest expense, including amortization of deferred financing costs	(10,179,000)	(10,491,000)
Accelerated write-off of deferred financing costs	(2,607,000)	—
Interest income	62,000	48,000
Equity in income of unconsolidated joint ventures	445,000	791,000
Gain on sales	—	28,000

Total non-operating income and expense	(12,279,000)	(9,624,000)

(Loss) before discontinued operations	(7,922,000)	(278,000)

Discontinued operations:
Income from operations	1,459,000	1,471,000
Impairment reversals/(charges)	1,138,000	(10,286,000)
Gain on sales	457,000	—

Total discontinued operations	3,054,000	(8,815,000)

Net loss	(4,868,000)	(9,093,000)

Less, net (income) loss attributable to noncontrolling interests:
Minority interests in consolidated joint ventures	(1,046,000)	25,000
Limited partners’ interest in Operating Partnership	105,000	260,000

Total net (income) loss attributable to noncontrolling interests	(941,000)	285,000

Net loss attributable to Cedar Realty Trust, Inc.	(5,809,000)	(8,808,000)

Preferred distribution requirements	(3,531,000)	(3,501,000)

Net loss attributable to common shareholders	$(9,340,000)	$(12,309,000)

Per common share attributable to common shareholders (basic and diluted):
Continuing operations	$(0.17)	$(0.05)
Discontinued operations	0.03	$(0.13)

	$(0.14)	$(0.18)

Weighted average number of common shares outstanding:
Basic	67,535,000	67,227,000

Diluted	67,535,000	67,227,000

CEDAR REALTY TRUST, INC.

Supporting Schedules to Consolidated Statements

Balance Sheets Detail

	March 31,	December 31,
	2012	2011
Construction in process (included in building and improvements)	$8,845,000	$24,475,000

Receivables
Rents and other tenant receivables, net	$6,576,000	$6,882,000
Straight-line rents	13,652,000	13,435,000
Other	5,291,000	5,810,000

	$25,519,000	$26,127,000

Other assets and deferred charges, net
Lease origination costs	$14,464,000	$14,266,000
Financing costs	6,968,000	6,249,000
Prepaid expenses	5,362,000	5,857,000
Investments related to deferred compensation liabilities	3,754,000	3,562,000
Property and other deposits	1,466,000	1,430,000
Leasehold improvements, furniture and fixtures	998,000	1,035,000
Other	1,155,000	1,405,000

	$34,167,000	$33,804,000

Minority interests in consolidated joint ventures
Operating joint venture properties:
New London Mall and San Souci Plaza	6,515,000	6,805,000
Upland Square	1,048,000	1,048,000
Homburg (two properties)	12,927,000	13,909,000
Held-for-sale joint venture properties:
Homburg (seven properties)	35,525,000	34,774,000
CVS at Naugatuck	—	56,000
Heritage Crossing	(81,000)	(81,000)

	$55,934,000	$56,511,000

CEDAR REALTY TRUST, INC.

Supporting Schedules to Consolidated Statements

Statements of Operations Detail

	Three months ended March 31,
	2012	2011
Rents
Base rents	$24,832,000	$23,962,000
Percentage rent	290,000	164,000
Straight-line rents	315,000	382,000
Amortization of intangible lease liabilities	1,258,000	1,165,000

	$26,695,000	$25,673,000

RioCan management fees (included in other revenues)	$645,000	$534,000

Equity in income of unconsolidated joint ventures:
Cedar/RioCan	$445,000	$324,000
Philadelphia redevelopment project	—	467,000

	$445,000	$791,000

Net (income) loss attributable to noncontrolling interests—minority interests in consolidated joint ventures
Operating joint venture properties:
New London Mall and San Souci Plaza	$201,000	$195,000
Homburg (two properties)	(148,000)	(132,000)
Held-for-sale joint venture properties:
Homburg (seven properties)	(776,000)	(227,000)
CVS at Naugatuck	(323,000)	(1,000)
Columbia Mall	—	190,000

	$(1,046,000)	$25,000

CEDAR REALTY TRUST, INC.

Funds From Operations and Additional Disclosures

	Three months ended March 31,
	2012	2011
Net loss attributable to Company’s common shareholders	$(9,340,000)	$(12,309,000)
Real estate depreciation and amortization	15,680,000	10,410,000
Limited partners’ interest	(105,000)	(260,000)
Impairment (reversals)/charges	(1,138,000)	10,286,000
Gain on sales	(457,000)	(28,000)
Consolidated minority interest:
Share of income (loss)	1,046,000	(25,000)
Share of FFO	(1,414,000)	(1,504,000)
Unconsolidated joint venture:
Share of income	(445,000)	(791,000)
Share of FFO	1,469,000	1,882,000

Funds From Operations (“FFO”)	5,296,000	7,661,000
Adjustments for items affecting comparability:
Management transition charges and employee termination costs	—	525,000
Accelerated write-off of deferred financing costs	2,607,000	—
Share-based compensation mark-to-market adjustments	30,000	(150,000)
Acquisition transaction costs and terminated projects, including Company share from the Cedar/RioCan joint venture	—	1,253,000

Recurring Funds From Operations (“Recurring FFO”)	$7,933,000	$9,289,000

FFO per diluted share:	$0.07	$0.11

Recurring FFO per diluted share:	$0.11	$0.14

Weighted average number of diluted common shares:
Common shares	70,565,000	67,227,000
OP Units	810,000	1,415,000

	71,375,000	68,642,000

Additional Disclosures (Pro-Rata Share):
Straight-line rents	$397,000	$475,000
Amortization of intangible lease liabilities		1,371,000
Non-real estate amortization	715,000	1,080,000
Share-based compensation other than mark-to-market adjustments	891,000	979,000
Maintenance capital expenditures	840,000	409,000
Development and redevelopment capital expenditures	2,782,000	3,983,000
Capitalized interest and financing costs	295,000	324,000

CEDAR REALTY TRUST, INC.

Earnings Before Interest, Taxes, Depreciation and Amortization

	Three months ended March 31,
	2012		2011
EBITDA Calculation

(Loss) from continuing operations	$(7,922,000)		$(278,000)
Add (deduct):
Interest expense and amortization of financing costs, net	10,179,000		10,491,000
Accelerated write-off of deferred financing costs	2,607,000		—
Depreciation and amortization	15,726,000		8,720,000
Minority interests share of consolidated joint venture EBITDA	(3,090,000)		(3,187,000)
Discontinued operations:
Income from operations	1,459,000		1,471,000
Interest expense and amortization of financing costs, net	1,966,000		2,333,000
Depreciation and amortization	21,000		1,765,000
Pro-rata share attributable to unconsolidated joint ventures:
Depreciation and amortization	1,023,000		1,028,000
Interest expense	887,000		1,081,000

EBITDA	22,856,000		23,424,000
Adjustments for items affecting comparability:
Share-based compensation mark-to-market adjustments	30,000		(150,000)
Management transition charges and employee termination costs	—		525,000
Acquisition transaction costs and terminated projects, including Company share from the Cedar/RioCan joint venture	—		1,253,000

Adjusted EBITDA	$22,886,000		$25,052,000

Pro-rata share of outstanding debt	$815,704,000		$844,429,000

Fixed charges
Interest expense	$11,764,000		$12,031,000
Interest expense—consolidated minority interests share	(1,659,000)		(1,647,000)
Interest expense—unconsolidated joint ventures	887,000		1,081,000

Interest Expense	$10,992,000		$11,465,000
Preferred dividend requirements	3,531,000		3,501,000
Pro-rata share of scheduled mortgage repayments	2,640,000		2,238,000

Fixed charges	$17,163,000		$17,204,000

Debt and Coverage Ratios
Debt to Adjusted EBITDA—annualized (a)	8.8	x	8.6	x
Interest coverage ratio (Based on Adjusted EBITDA)	2.1	x	2.2	x
Fixed charge coverage ratio (Based on Adjusted EBITDA)	1.3	x	1.4	x

(a)	Annualized EBITDA amounts have been adjusted as follows: (i) to exclude results for properties sold during each of the respective periods ($759,000 and $547,000) and (ii) 2012 further excludes $139,000 of results and $21.6 million of debt related to properties in the process of being conveyed to lenders, and (iii) 2011 further excludes $900,000 relating to a favorable legal settlement.

CEDAR REALTY TRUST, INC.

Summary of Outstanding Debt

As of March 31, 2012

	Percent	Maturity	Interest	Stated
Property	Owned	Date	rate (a)	contract amounts
Fixed-rate mortgages:
Consolidated Properties:
The Point	100%	Sep 2012	7.6%	$16,138,000
Carll’s Corner	100%	Nov 2012	5.6%	5,622,000
Washington Center Shoppes	100%	Dec 2012	5.9%	8,287,000
Fort Washington	100%	Jan 2013	5.4%	5,501,000
Fairview Plaza	100%	Feb 2013	5.7%	5,223,000
Academy Plaza	100%	Mar 2013	7.3%	8,830,000
General Booth Plaza	100%	Aug 2013	6.1%	5,045,000
Kempsville Crossing	100%	Aug 2013	6.1%	5,694,000
Port Richmond Village	100%	Aug 2013	6.5%	14,086,000
Smithfield Plaza	100%	Aug 2013	6.1%	3,248,000
Suffolk Plaza	100%	Aug 2013	6.1%	4,272,000
Virginia Little Creek	100%	Aug 2013	6.1%	4,565,000
Timpany Plaza	100%	Jan 2014	6.1%	7,874,000
Trexler Mall	100%	May 2014	5.5%	20,456,000
Coliseum Marketplace	100%	Jul 2014	6.1%	11,426,000
Fieldstone Marketplace	20%	Jul 2014	6.0%	17,588,000
King’s Plaza	100%	Jul 2014	6.0%	7,501,000
Liberty Marketplace	100%	Jul 2014	6.1%	8,614,000
Yorktowne Plaza	100%	Jul 2014	6.0%	19,624,000
Mechanicsburg Giant	100%	Nov 2014	5.5%	8,928,000
Elmhurst Square Shopping Center	100%	Dec 2014	5.4%	3,872,000
New London Mall	40%	Apr 2015	4.9%	27,365,000
Carbondale Plaza	100%	May 2015	6.4%	4,839,000
Oak Ridge Shopping Center	100%	May 2015	5.5%	3,337,000
Pine Grove Plaza	100%	Sep 2015	5.0%	5,545,000
Groton Shopping Center	100%	Oct 2015	5.3%	11,616,000
Southington Shopping Center	100%	Nov 2015	5.1%	5,549,000
Jordan Lane	100%	Dec 2015	5.5%	12,567,000
Oakland Mills	100%	Jan 2016	5.5%	4,725,000
Smithfield Plaza	100%	May 2016	6.2%	6,867,000
West Bridgewater	100%	Sep 2016	6.2%	10,684,000
Carman's Plaza	100%	Oct 2016	6.2%	33,500,000
Hamburg Commons	100%	Oct 2016	6.1%	4,995,000
Meadows Marketplace	20%	Nov 2016	5.6%	9,957,000
San Souci Plaza	40%	Dec 2016	6.2%	27,200,000
Camp Hill Shopping Center	100%	Jan 2017	5.5%	64,857,000
Golden Triangle	100%	Feb 2018	6.0%	20,305,000
East Chestnut	100%	Apr 2018	7.4%	1,603,000
Townfair Center	100%	Jul 2021	5.2%	16,292,000
Gold Star Plaza	100%	May 2019	7.3%	1,883,000
Newport Plaza	100%	Jan 2020	5.9%	5,441,000
Halifax Plaza	100%	Apr 2020	6.3%	4,155,000
Swede Square	100%	Nov 2020	5.5%	10,417,000
Colonial Commons	100%	Feb 2021	5.5%	27,615,000
Virginia Little Creek	100%	Sep 2021	8.0%	340,000
Metro Square	100%	Nov 2029	7.5%	8,694,000

Total Fixed-Rate Mortgages		4.1 years	5.9%	522,742,000

		weighted average

CEDAR REALTY TRUST, INC.

Summary of Outstanding Debt (Continued)

As of March 31, 2012

	Percent		Maturity	Interest	Stated
Property	Owned		Date	rate (a)	contract amounts
Variable-rate mortgage:
Upland Square	100	% (b)	Oct 2013	3.0%	63,547,000

Total mortgages at stated contract amounts			3.8 years	5.6%	586,289,000
			weighted average
Unamortized discount/premium					(95,000)

Total mortgage debt (including unamortized discount/premium)					586,194,000

Corporate Credit Facility:
Revolving facility			Jan 2015	3.1%	90,074,000
Term loan			Jan 2016	3.1%	75,000,000

			3.3 years	3.1%	165,074,000

			weighted average
Total Consolidated Debt (Excluding Heldfor Sale/Conveyance Mortgage Debt)			3.7 years	5.0%	$751,268,000

			weighted average

Pro-rata share of total debt reconciliation:
Total consolidated debt (excluding held for sale/conveyance mortgage debt)					$751,268,000
Less pro-rata share attributable to consolidated joint venture minority interests					(54,401,000)
Plus pro-rata share attributable to the unconsolidated Cedar/RioCan joint venture (c)					63,219,000
Plus pro-rata share attributable to properties held for sale/conveyance (d)					55,618,000

Pro-rata share of total debt					$815,704,000

Pro-rata share of fixed debt					$568,183,000
Pro-rata share of variable debt					247,521,000

Pro-rata share of total debt					$815,704,000

Percentage of pro-rata fixed debt					69.7%
Percentage of pro-rata variable debt					30.3%

					100.0%

(a)	For variable rate debt, rate in effect as of March 31, 2012.
(b)	The Company has included 100% of this joint venture’s debt in its pro-rata calculations, based on a loan guaranty and/or the terms of the related joint venture agreement.
(c)	See “Summary of Outstanding Joint Venture Debt.”
(d)	See “Summary of Outstanding Debt—Held for Sale Properties.”

CEDAR REALTY TRUST, INC.

Summaries of Debt Maturities

As of March 31, 2012

Consolidated Properties Including Properties Held for Sale
Maturity	Cedar pro-rata share of:					JV Partners pro-rata share of:
schedule	Scheduled	Balloon		Credit		Scheduled	Balloon
by year	Amortization	Payments		Facility	Total	Amortization	Payments	Total	Total
2012	$6,776,000	$59,643,000		$—	$66,419,000	$964,000	$—	$964,000	$67,383,000
2013	8,458,000	117,107,000	(a)	—	125,565,000	1,410,000	—	1,410,000	126,975,000
2014	5,956,000	89,421,000		—	95,377,000	1,279,000	22,571,000	23,850,000	119,227,000
2015	4,642,000	61,476,000		90,074,000	156,192,000	916,000	36,783,000	37,699,000	193,891,000
2016	4,589,000	80,657,000		75,000,000	160,246,000	449,000	31,275,000	31,724,000	191,970,000
2017	2,675,000	67,072,000		—	69,747,000	112,000	17,184,000	17,296,000	87,043,000
2018	1,980,000	32,905,000		—	34,885,000	—		—	34,885,000
2019	1,600,000	408,000		—	2,008,000	—	—	—	2,008,000
2020	1,419,000	12,169,000		—	13,588,000	—	—	—	13,588,000
2021	604,000	22,383,000		—	22,987,000	—	—	—	22,987,000
Thereafter	4,999,000	472,000		—	5,471,000	—	—	—	5,471,000

	$43,698,000	$543,713,000		$165,074,000	$752,485,000	$5,130,000	$107,813,000	$112,943,000	$865,428,000

Consolidated Properties Excluding Properties Held for Sale
Maturity	Cedar pro-rata share of:					JV Partners pro-rata share of:
schedule	Scheduled	Balloon		Credit		Scheduled	Balloon
by year	Amortization	Payments		Facility	Total	Amortization	Payments	Total	Total
2012	$6,577,000	$29,638,000		$—	$36,215,000	$207,000	$—	$207,000	$36,422,000
2013	8,127,000	117,107,000	(a)	—	125,234,000	302,000	—	302,000	125,536,000
2014	5,616,000	87,154,000		—	92,770,000	151,000	13,502,000	13,653,000	106,423,000
2015	4,383,000	56,385,000		90,074,000	150,842,000	125,000	16,419,000	16,544,000	167,386,000
2016	3,707,000	71,520,000		75,000,000	150,227,000	150,000	23,545,000	23,695,000	173,922,000
2017	2,600,000	60,478,000		—	63,078,000	—	—	—	63,078,000
2018	1,964,000	32,905,000		—	34,869,000	—	—	—	34,869,000
2019	1,592,000	—		—	1,592,000	—	—	—	1,592,000
2020	1,419,000	12,169,000		—	13,588,000	—	—	—	13,588,000
2021	604,000	22,383,000		—	22,987,000	—	—	—	22,987,000
Thereafter	4,993,000	472,000		—	5,465,000	—	—	—	5,465,000

	$41,582,000	$490,211,000		$165,074,000	$696,867,000	$935,000	$53,466,000	$54,401,000	$751,268,000

(a)	Includes $62.2 million of property-specific construction financing, due in October 2013, subject to a one-year extension option.

CEDAR REALTY TRUST, INC.

Real Estate Summary

As of March 31, 2012

		Percent	Year		%	Average base rent per	Major Tenants (a)
Property Description	State	owned	acquired	GLA	occupied	leased sq. ft.	Name	GLA
Connecticut
Groton Shopping Center	CT	100%	2007	117,986	90.8%	$11.12	TJ Maxx	30,000
Jordan Lane	CT	100%	2005	181,730	97.7%	10.89	Stop & Shop	60,632
							CW Price	39,280
							Retro Fitness	20,283
New London Mall	CT	40%	2009	259,293	91.8%	14.09	Shoprite	64,017
							Marshalls	30,354
							Homegoods	25,432
							Petsmart	23,500
							AC Moore	20,932
Oakland Commons	CT	100%	2007	89,850	100.0%	11.02	Shaw’s	54,661
							Bristol Ten Pin	35,189
Southington Shopping Center	CT	100%	2003	155,842	98.7%	6.72	Wal-Mart	95,482
							NAMCO	20,000
The Brickyard	CT	100%	2004	249,200	44.6%	7.89	Home Depot	103,003

Total Connecticut				1,053,901	83.3%	10.69

Maryland
Kenley Village	MD	100%	2005	51,894	73.7%	8.73	Food Lion	29,000
Metro Square	MD	100%	2008	71,896	100.0%	18.79	Shoppers Food Warehouse	58,668
Oakland Mills	MD	100%	2005	58,224	100.0%	13.33	Food Lion	43,470
San Souci Plaza	MD	40%	2009	264,134	90.1%	10.07	Shoppers Food Warehouse	61,466
							Marshalls	27,000
							Maximum Health and Fitness	15,612
St. James Square	MD	100%	2005	39,903	100.0%	11.40	Food Lion	33,000
Valley Plaza	MD	100%	2003	190,939	100.0%	4.98	K-Mart	95,810
							Ollie’s Bargain Outlet	41,888
							Tractor Supply	32,095
Yorktowne Plaza	MD	100%	2007	158,982	97.5%	13.88	Food Lion	37,692

Total Maryland				835,972	94.7%	10.62

Massachusetts
Fieldstone Marketplace	MA	20%	2005	193,970	95.8%	10.87	Shaw’s	68,000
							Flagship Cinema	41,975
							New Bedford Wine and Spirits	15,180
Kings Plaza	MA	100%	2007	168,243	93.6%	6.20	Work Out World	42,997
							CW Price	28,504
							Ocean State Job Lot	20,300
							Savers	19,339
Norwood Shopping Center	MA	100%	2006	102,459	98.2%	7.73	Hannaford Brothers	42,598
							Rocky’s Ace Hardware	18,830
							Dollar Tree	16,798
Price Chopper Plaza	MA	100%	2007	101,824	91.1%	10.87	Price Chopper	58,545
The Shops at Suffolk Downs	MA	100%	2005	121,251	86.8%	12.56	Stop & Shop	74,977
Timpany Plaza	MA	100%	2007	183,775	93.1%	6.72	Stop & Shop	59,947
							Big Lots	28,027
							Gardner Theater	27,576
West Bridgewater Plaza	MA	100%	2007	133,039	96.9%	9.04	Shaw’s	57,315
							Big Lots	25,000
							Planet Fitness	15,000

Total Massachusetts				1,004,561	93.8%	8.94

New Jersey
Carll’s Corner	NJ	100%	2007	129,582	88.5%	8.92	Acme Markets	55,000
							Peebles	18,858
Pine Grove Plaza	NJ	100%	2003	86,089	94.4%	10.82	Peebles	24,963
Washington Center Shoppes	NJ	100%	2001	157,394	94.3%	8.77	Acme Markets	66,046
							Planet Fitness	20,742

Total New Jersey				373,065	92.3%	9.30

CEDAR REALTY TRUST, INC.

Real Estate Summary (Continued)

As of March 31, 2012

							Average
		Percent		Year		%	base rent per	Major Tenants (a)
Property Description	State	owned		acquired	GLA	occupied	leased sq. ft.	Name	GLA
New York
Carman’s Plaza	NY	100%		2007	194,512	91.6%	16.91	Pathmark	52,211

								Extreme Fitness	27,598
								Home Goods	25,806
								Department of Motor Vehicle	19,310

Pennsylvania
Academy Plaza	PA	100%		2001	151,977	81.3%	13.38	Acme Markets	50,918
Camp Hill	PA	100%		2002	470,117	99.3%	13.46	Boscov’s	167,597
								Giant Foods	92,939
								LA Fitness	45,000
								Orthopedic Inst of PA	40,904
								Barnes & Noble	24,908
								Staples	20,000
Carbondale Plaza	PA	100%		2004	121,135	91.8%	6.97	Weis Markets	52,720
								Peebles	18,000
Circle Plaza	PA	100%		2007	92,171	100.0%	2.74	K-Mart	92,171
Colonial Commons	PA	100%		2011	474,765	84.1%	12.67	Giant Foods	67,815
								Dick’s Sporting Goods	56,000
								L.A. Fitness	41,325
								Ross Dress For Less	30,000
								Marshalls	27,000
								JoAnn Fabrics	25,500
								David’s Furniture	24,970
								Office Max	23,500
Crossroads II	PA	100	% (b)	2008	133,188	91.4%	20.06	Giant Foods	78,815
East Chestnut	PA	100%		2005	21,180	100.0%	13.21	Rite Aid	11,180
Fairview Commons	PA	100%		2007	59,578	68.9%	6.84	Giant Foods	17,264
Fairview Plaza	PA	100%		2003	71,979	100.0%	11.90	Giant Foods	61,637
Fort Washington	PA	100%		2002	41,000	100.0%	19.90	LA Fitness	41,000
Gold Star Plaza	PA	100%		2006	71,720	82.2%	8.91	Redner’s	48,920
Golden Triangle	PA	100%		2003	202,943	97.4%	12.32	LA Fitness	44,796
								Marshalls	30,000
								Staples	24,060
								Just Cabinets	18,665
								Aldi	15,242
Halifax Plaza	PA	100%		2003	51,510	100.0%	11.79	Giant Foods	32,000
Hamburg Commons	PA	100%		2004	99,580	97.3%	6.59	Redner’s	56,780
								Peebles	19,683
Huntingdon Plaza	PA	100%		2004	142,845	68.1%	5.44	Sears	26,150
								Peebles	22,060
Lake Raystown Plaza	PA	100%		2004	142,559	95.7%	12.29	Giant Foods	63,835
								Tractor Supply	32,711
Liberty Marketplace	PA	100%		2005	68,200	91.2%	17.45	Giant Foods	55,000
Meadows Marketplace	PA	20%		2004	91,518	100.0%	15.29	Giant Foods	67,907
Mechanicsburg Giant	PA	100%		2005	51,500	100.0%	21.78	Giant Foods	51,500
Newport Plaza	PA	100%		2003	64,489	100.0%	11.51	Giant Foods	43,400
Northside Commons	PA	100%		2008	64,710	96.1%	9.89	Redner’s Market	48,519
Palmyra Shopping Center	PA	100%		2005	111,051	89.2%	5.60	Weis Markets	46,912
								Rite Aid	18,104
Port Richmond Village	PA	100%		2001	154,908	96.8%	12.47	Thriftway	40,000
								Pep Boys	20,615
								City Stores, Inc.	15,200
River View Plaza I, II and III	PA	100%		2003	244,034	84.1%	18.54	United Artists	77,700
								Avalon Carpet	25,000
								Pep Boys	22,000
								Staples	18,000
South Philadelphia	PA	100%		2003	283,415	82.3%	14.22	Shop Rite	54,388
								Ross Dress For Less	31,349
								Bally’s Total Fitness	31,000
								Modell’s	20,000

CEDAR REALTY TRUST, INC.

Real Estate Summary (Continued)

As of March 31, 2012

							Average
		Percent		Year		%	base rent per	Major Tenants (a)
Property Description	State	owned		acquired	GLA	occupied	leased sq. ft.	Name	GLA
Pennsylvania (continued)
Swede Square	PA	100%		2003	100,816	95.0%	15.97	LA Fitness	37,200
The Commons	PA	100%		2004	203,426	87.5%	9.29	Bon-Ton	54,500
								Shop’n Save	52,654
								TJ Maxx	24,404
The Point	PA	100%		2000	268,037	99.0%	12.35	Burlington Coat Factory	76,665
								Giant Foods	76,627
								AC Moore	24,890
								Staples	24,000
Townfair Center	PA	100%		2004	218,662	97.2%	8.72	Lowe’s Home Centers	95,173
								Giant Eagle	83,821
								Michael’s Store	17,592
Trexler Mall	PA	100%		2005	339,363	81.8%	9.55	Kohl's	88,248
								Bon-Ton	62,000
								Lehigh Wellness Partners	30,594
								Trexlertown Fitness Club	28,870
Trexlertown Plaza	PA	100%		2006	316,143	78.1%	13.18	Giant Foods	78,335
								Redner’s	47,900
								Big Lots	33,824
								Sears	22,500
								Tractor Supply	19,097
Upland Square	PA	100	%(b)	2007	382,578	93.6%	16.71	Giant Foods	78,900
								Carmike Cinema	45,276
								LA Fitness	42,000
								Best Buy	30,000
								TJ Maxx	25,000
								Bed, Bath & Beyond	24,721
								A.C. Moore	21,600
								Staples	18,336

Total Pennsylvania					5,311,097	90.0%	12.51

Virginia
Annie Land Plaza	VA	100%		2006	42,500	97.2%	9.30	Food Lion	29,000
Coliseum Marketplace	VA	100%		2005	103,069	79.6%	15.83	Farm Fresh	57,662
Elmhurst Square	VA	100%		2006	66,250	89.1%	9.26	Food Lion	38,272
General Booth Plaza	VA	100%		2005	73,320	92.8%	12.70	Farm Fresh	53,758
Kempsville Crossing	VA	100%		2005	94,477	97.3%	11.16	Farm Fresh	73,878
Martin’s at Glen Allen	VA	100%		2005	63,328	100.0%	6.61	Martin’s	63,328
Oak Ridge Shopping Center	VA	100%		2006	38,700	100.0%	10.62	Food Lion	33,000
Smithfield Plaza	VA	100%		2005/2008	134,664	95.3%	9.26	Farm Fresh	45,544
								Maxway	21,600
								Peebles	21,600
Suffolk Plaza	VA	100%		2005	67,216	100.0%	9.40	Farm Fresh	67,216
Ukrop’s at Fredericksburg	VA	100%		2005	63,000	100.0%	17.42	Ukrop’s Supermarket	63,000
Virginia Little Creek	VA	100%		2005	69,620	100.0%	11.12	Farm Fresh	66,120

Total Virginia					816,144	94.7%	11.18

Total Consolidated Properties, Excluding Held for Sale/Conveyance Properties—“Operating Portfolio”					9,589,252	90.6%	11.61

Total Cedar/RioCan Unconsolidated Joint Venture (c)		20%			3,711,274	96.4%	13.37

Total “Managed Portfolio”					13,300,526	92.2%	$12.12

(a)	Major tenants are determined as tenants with 15,000 or more sq.ft of GLA, tenants at single-tenant properties, or the largest tenant at a property.
(b)	Although the ownership percentages for these joint ventures is stated at 60%, the Company has included 100% of these joint ventures debt and results of operations in its pro-rata calculations, based on loan guaranties and/or the terms of the related joint venture agreements.
(c)	See “Joint Venture Real Estate Summary”, for details of the Cedar/RioCan portfolio.

CEDAR REALTY TRUST, INC.

Leasing Activity

	Three months ended March 31, 2012	Year to date March 31, 2012
Renewals (a)
Leases signed	27	27
Square feet	129,000	129,000
New rent per sq.ft (b)	$12.05	$12.05
Prior rent per sq. ft (b)	$11.35	$11.35
Cash basis % change	6.2%	6.2%
Tenant improvements per sq. ft.	$0.00	$0.00
Average lease term (years)	4.7	4.7

New Leases (c)
Leases signed	11	11
Square feet	75,000	75,000
New rent per sq.ft (b)	$12.72	$12.72
Tenant improvements per sq. ft. (c)	$2.51	$2.51
Average lease term (years)	10.9	10.9

Renewals and New Leases (c)
Leases signed	38	38
Square feet	204,000	204,000
New rent per sq.ft (b)	$12.33	$12.33
Tenant improvements per sq. ft. (c)	$0.92	$0.92
Average lease term (years)	7.8	7.8

(a)	Includes leases that renewed with no increase pursuant to their terms. The renewal results, excluding such leases with no contractual increase, would have been as follows:

	Three months ended	Year to date
	March 31, 2012	March 31, 2012
Leases signed	22	22
Square feet	117,000	117,000
Cash basis % change	7.1%	7.1%

(b)	New rent per sq. ft. represents the minimum cash rent under the new lease for the first 12 months of the term. Prior rent per sq. ft. represents the minimum cash rent under the prior lease for the last 12 months of the previous term.
(c)	Includes tenant allowance and landlord work. Excludes first generation space.

CEDAR REALTY TRUST, INC.

Tenant Concentration (By Annualized Base Rent)

As of March 31, 2012

	Number				Annualized	Percentage
	of			Annualized	base rent	annualized
Tenant	stores	GLA	% of GLA	base rent	per sq. ft.	base rents
Top twenty tenants (a):
Giant Foods	15	929,000	9.7%	$13,817,000	$14.87	13.7%
LA Fitness	6	251,000	2.6%	4,028,000	16.05	4.0%
Farm Fresh	6	364,000	3.8%	3,909,000	10.74	3.9%
Shaw’s	3	180,000	1.9%	2,373,000	13.18	2.4%
Food Lion	7	243,000	2.5%	1,925,000	7.92	1.9%
Dollar Tree	19	194,000	2.0%	1,872,000	9.65	1.9%
Stop & Shop	3	196,000	2.0%	1,802,000	9.19	1.8%
Shop Rite	2	118,000	1.2%	1,695,000	18.80	1.7%
Staples	5	104,000	1.1%	1,682,000	16.17	1.7%
Redner’s	4	202,000	2.1%	1,514,000	7.50	1.5%
United Artists	1	78,000	0.8%	1,411,000	18.09	1.4%
Shoppers Food Warehouse	2	120,000	1.3%	1,237,000	10.31	1.2%
Ukrop’s	1	63,000	0.7%	1,098,000	17.43	1.1%
Carmike Cinema	1	45,000	0.5%	1,034,000	22.98	1.0%
Rite Aid	7	83,000	0.9%	995,000	11.99	1.0%
Giant Eagle	1	84,000	0.9%	922,000	10.98	0.9%
Marshalls	4	114,000	1.2%	840,000	7.37	0.8%
Dick’s Sporting Goods	1	56,000	0.6%	812,000	14.50	0.8%
Home Depot	1	103,000	1.1%	773,000	7.50	0.8%
Acme Markets	3	172,000	1.8%	756,000	4.40	0.7%

Sub-total top twenty tenants	92	3,699,000	38.6%	44,495,000	12.03	44.1%

Remaining tenants	772	4,990,000	52.0%	56,394,000	11.30	55.9%

Sub-total all tenants (b)	864	8,689,000	90.6%	$100,889,000	$11.61	100.0%

Vacant space	N/A	900,000	9.4%

Total	864	9,589,000	100.0%

(a)	Several of the tenants listed above share common ownership with other tenants:
(1)	Giant Foods, Stop & Shop, and Martin’s at Glen Allen (GLA of 63,000; annualized base rent of $418,000), and (2) Farm Fresh, Shaw’s, Shop ’n Save (GLA of 53,000; annualized base rent of $532,000), Shoppers Food Warehouse, and Acme Markets.
(b)	Comprised of large tenants (greater than 15,000 sq. ft.) and small tenants as follows:

				Annualized	Percentage
			Annualized	base rent	annualized
	GLA	% of GLA	base rent	per sq. ft.	base rents
Large tenants	6,129,000	70.5%	$61,162,000	$9.98	60.6%
Small tenants	2,560,000	29.5%	39,727,000	15.52	39.4%

Total	8,689,000	100.0%	$100,889,000	$11.61	100.0%

CEDAR REALTY TRUST, INC.

Lease Expirations

As of March 31, 2012

						Percentage
	Number		Percentage	Annualized	Annualized	of annualized
Year of lease	of leases	GLA	of GLA	expiring	expiring base	expiring
expiration	expiring	expiring	expiring	base rents	rents per sq. ft.	base rents
Month-To-Month	24	71,000	0.8%	$917,000	$12.92	0.9%
2012	80	242,000	2.8%	2,828,000	11.69	2.8%
2013	121	541,000	6.2%	7,307,000	13.51	7.2%
2014	128	1,174,000	13.5%	10,523,000	8.96	10.4%
2015	137	1,272,000	14.6%	13,453,000	10.58	13.3%
2016	110	938,000	10.8%	10,453,000	11.14	10.4%
2017	80	860,000	9.9%	10,457,000	12.16	10.4%
2018	38	488,000	5.6%	6,550,000	13.42	6.5%
2019	25	330,000	3.8%	3,746,000	11.35	3.7%
2020	32	884,000	10.2%	8,074,000	9.13	8.0%
2021	29	400,000	4.6%	5,789,000	14.47	5.7%
2022	12	69,000	0.8%	844,000	12.23	0.8%
Thereafter	48	1,420,000	16.3%	19,948,000	14.05	19.8%

All tenants	864	8,689,000	100.0%	$100,889,000	$11.61	100.0%

Vacant space	N/A	900,000	N/A

Total portfolio	864	9,589,000	N/A

CEDAR REALTY TRUST, INC.

Property Net Operating Income (“NOI”)

Same-Property (a)

	Three months ended March 31,		Percent
	2012	2011	Change
Rental revenues (b)	$25,502,000	$26,509,000	-3.8%
Operating expenses (c)	7,472,000	9,151,000	-18.3%

	$18,030,000	$17,358,000	3.9%

Occupancy	93.2%	92.4%
No. of properties	60	60

(a)	Same properties include only those consolidated properties that were owned and operated for the entirety of both comparative periods, and exclude ground-up developments and redevelopment properties, and properties treated as “held for sale/conveyance”.
(b)	Property revenues exclude the effects of straight line rent adjustments and amortization of intangible lease liabilities.
(c)	Property operating expenses include intercompany management fee expense.

CEDAR REALTY TRUST, INC.

Dispositions

	Percent			Date	Sales
Property	owned	Location	GLA	Sold	Price
Hilliard Discount Drug Mart Plaza	100%	Hilliard, OH	40,988	2/7/2012	$1,434,000

First Merit Bank at Akron	100%	Akron, OH	3,200	2/23/2012	633,000

Grove City Discount Drug Mart Plaza	100%	Grove City, OH	40,848	3/12/2012	1,925,000

CVS at Naugatuck	50%	Naugatuck, CT	13,225	3/20/2012	3,350,000

CVS at Bradford	100%	Bradford, PA	10,722	3/30/2012	967,000

CVS at Celina	100%	Celina, OH	10,195	3/30/2012	1,449,000

CVS at Erie	100%	Erie, PA	10,125	3/30/2012	1,278,000

CVS at Portage Trail	100%	Akron, OH	10,722	3/30/2012	1,061,000

Rite Aid at Massillon	100%	Massillon, OH	10,125	3/30/2012	1,492,000

Total					$13,589,000

Cedar/RioCan Unconsolidated 20%-Owned Joint Venture

CEDAR REALTY TRUST, INC.

Cedar/RioCan Joint Venture

Balance Sheets

	March 31,	December 31,
	2012	2011
Assets:
Real estate, net	$528,190,000	$532,071,000
Cash and cash equivalents	8,869,000	12,797,000
Restricted cash	2,986,000	3,689,000
Rents and other receivables	2,487,000	2,419,000
Straight-line rents	3,169,000	2,743,000
Deferred charges, net	12,286,000	12,682,000
Other assets	4,826,000	5,549,000

Total assets	$562,813,000	$571,950,000

Liabilities and partners’ capital:
Mortgage loans payable	$316,095,000	$317,293,000
Due to the Company	—	1,203,000
Unamortized intangible lease liabilities	22,087,000	22,182,000
Other liabilities	8,854,000	8,248,000

Total liabilities	347,036,000	348,926,000

Preferred stock	97,000	97,000
Partners’ capital	215,680,000	222,927,000

Total liabilities and partners’ capital	$562,813,000	$571,950,000

The Company's share of partners’ capital	$43,134,000	$44,743,000

CEDAR REALTY TRUST, INC.

Cedar/RioCan Joint Venture

Statements of Income

	Three months ended March 31,
	2012	2011
Revenues	$15,932,000	$15,973,000
Property operating and other expenses	(1,565,000)	(2,606,000)
Management fees	(589,000)	(521,000)
Real estate taxes	(1,925,000)	(1,732,000)
Acquisition transaction costs	—	(68,000)
General and administrative	(68,000)	(70,000)
Depreciation and amortization	(5,114,000)	(4,963,000)
Interest and other non-operating expenses, net	(4,435,000)	(4,395,000)

Net income	$2,236,000	$1,618,000

The Company's share of net income	$445,000	$324,000

CEDAR REALTY TRUST, INC.

Cedar/RioCan Joint Venture

Real Estate Summary—As of March 31, 2012

	Percent owned by Cedar				Average base rent per leased sq. ft.
				% occupied		Major Tenants (a)
Property Description		State	GLA			Name	GLA
Connecticut
Montville Commons	20%	CT	117,916	98.7%	$15.41	Stop & Shop	63,000
Stop & Shop Plaza	20%	CT	54,510	100.0%	16.69	Stop & Shop	54,510

Total Connecticut			172,426	99.1%	15.82

Maryland
Marlboro Crossroads	20%	MD	67,975	100.0%	15.07	Giant Foods	60,951

Massachusetts
Franklin Village Plaza	20%	MA	304,347	93.0%	20.17	Stop & Shop	75,000
						Marshalls	26,890
						Team Fitness	15,807
Northwoods Crossing	20%	MA	159,562	100.0%	11.71	BJ’s Wholesale Club	115,367
						Tractor Supply	19,097
Raynham Commons	20%	MA	176,609	97.7%	11.85	Shaw’s	60,748
						Marshall’s	25,752
						JoAnn Fabrics	15,775

Total Massachusetts			640,518	96.0%	15.64

New Jersey
Cross Keys Place	20%	NJ	148,173	100.0%	16.24	Sports Authority	42,000
						Bed Bath & Beyond	35,005
						AC Moore	21,305
						Old Navy	19,234
						Petco	16,500
Sunrise Plaza	20%	NJ	261,060	97.1%	7.95	Home Depot	130,601
						Kohl’s Department Store	96,171
						Staples	20,388

Total New Jersey			409,233	98.2%	11.01

Pennsylvania
Blue Mountain Commons	20%	PA	123,353	92.6%	25.51	Giant Foods	100,107
Columbus Crossing	20%	PA	142,166	100.0%	17.33	Super Fresh	61,506
						Old Navy	25,000
						AC Moore	22,000
Creekview Plaza	20%	PA	136,423	81.7%	16.53	Giant Foods	48,966
						L.A. Fitness	38,000
						Bed Bath & Beyond	25,000
Exeter Commons	20%	PA	361,321	97.9%	12.84	Lowe’s	171,069
						Giant Foods	84,115
						Staples	18,008
Gettysburg Marketplace	20%	PA	82,784	93.9%	20.24	Giant Foods	66,674
Loyal Plaza	20%	PA	293,825	98.6%	8.16	K-Mart	102,558
						Giant Foods	66,935
						Staples	20,555
Monroe Marketplace	20%	PA	340,930	96.2%	10.52	Giant Foods	79,500
						Kohl’s Department Store	68,430
						Dick’s Sporting Goods	51,119
						Best Buy	22,504
						Michael's	20,649
						Pet Smart	18,156
Northland Center	20%	PA	111,496	99.1%	9.90	Giant Foods	68,311
Pitney Road Plaza	20%	PA	45,915	100.0%	19.75	Best Buy	45,915
Sunset Crossing	20%	PA	74,142	91.9%	14.45	Giant Foods	54,332
Town Square Plaza	20%	PA	127,678	100.0%	13.02	Giant Foods	75,727
						A.C. Moore	21,600
						Pet Smart	18,343
York Marketplace	20%	PA	305,410	96.5%	8.64	Lowe’s	125,353
						Giant Foods	74,600
						Office Max	23,500
						Super Shoes	20,000

Total Pennsylvania			2,145,443	96.2%	12.76

Virginia
New River Valley	20%	VA	164,663	96.1%	13.78	Best Buy	30,041
						Ross Stores	30,037
						Bed Bath & Beyond	24,152
						Staples	20,443
						Petsmart	17,878
						Old Navy	15,413
Towne Crossing	20%	VA	111,016	90.6%	15.31	Bed Bath & Beyond	40,000
						Michael’s	20,000

Total Virginia			275,679	93.9%	14.37

Total Cedar/RioCan Joint Venture			3,711,274	96.4%	$13.37

(a)	Major tenants are determined as tenants with 15,000 or more sq.ft of GLA.

CEDAR REALTY TRUST, INC.

Cedar/RioCan Joint Venture

Summary of Outstanding Debt

As of March 31, 2012

Property	Maturity Date	Interest rate	Stated contract amounts
Raynham Commons	Mar 2014	5.6%	$14,200,000
Columbus Crossing	Jun 2014	6.8%	16,230,000
Blue Mountain Commons	Jul 2015	5.0%	17,310,000
Sunset Crossing	Jul 2015	5.0%	4,151,000
Town Square Plaza	Jul 2015	5.0%	10,714,000
Creekview Plaza	Oct 2015	4.8%	14,127,000
Monroe Marketplace	Oct 2015	4.8%	22,607,000
New River Valley	Oct 2015	4.8%	14,845,000
Pitney Road Valley	Oct 2015	4.8%	5,954,000
Sunrise Plaza	Oct 2015	4.8%	13,438,000
Northwoods Crossing	Feb 2016	6.4%	14,089,000
Franklin Village	Aug 2016	4.1%	43,561,000
Stop & Shop Plaza	Apr 2017	6.2%	6,848,000
Exeter Commons	Aug 2020	5.3%	29,326,000
Cross Keys Place	Dec 2020	5.1%	14,349,000
Gettysburg Marketplace	Dec 2020	5.0%	10,725,000
Marlboro Crossroads	Dec 2020	5.1%	6,756,000
Northland Center	Dec 2020	5.0%	6,187,000
Towne Crossings	Dec 2020	5.0%	10,266,000
York Marketplace	Dec 2020	5.0%	15,777,000
Montville Commons	Jan 2021	5.8%	10,360,000
Loyal Plaza	Jul 2021	5.0%	14,664,000

Total mortgages at stated contract amounts	5.0 years	5.1%	316,484,000
	[weighted average]
Unamortized discount			(389,000)

Total mortgage debt (including unamortized discount)			$316,095,000

Cedar’s pro-rata share of total debt			$63,219,000

CEDAR REALTY TRUST, INC.

Cedar/RioCan Joint Venture

Summary of Debt Maturities

As of March 31, 2012

Maturity	Cedar pro-rata share of:			RioCan pro-rata share of:
schedule by year	Scheduled Amortization	Balloon Payments	Total	Scheduled Amortization	Balloon Payments	Total	Cedar/RioCan Total
2012	$731,000	$—	$731,000	$2,926,000	$—	$2,926,000	$3,657,000
2013	1,021,000	—	1,021,000	4,084,000	—	4,084,000	5,105,000
2014	1,040,000	5,941,000	6,981,000	4,160,000	23,763,000	27,923,000	34,904,000
2015	937,000	19,411,000	20,348,000	3,747,000	77,642,000	81,389,000	101,737,000
2016	3,049,000	7,990,000	11,039,000	12,194,000	31,960,000	44,154,000	55,193,000
2017	473,000	1,271,000	1,744,000	1,890,000	5,085,000	6,975,000	8,719,000
2018	465,000	—	465,000	1,861,000	—	1,861,000	2,326,000
2019	503,000	—	503,000	2,014,000	—	2,014,000	2,517,000
2020	385,000	15,758,000	16,143,000	1,543,000	63,034,000	64,577,000	80,720,000
2021	—	4,244,000	4,244,000	—	16,973,000	16,973,000	21,217,000
Thereafter	—	—	—	—	—	—	—

	$8,604,000	$54,615,000	$63,219,000	$34,419,000	$218,457,000	$252,876,000	$316,095,000

Properties Held For Sale/Conveyance

CEDAR REALTY TRUST, INC.

Summary of Real Estate Held for Sale/Conveyance

As of March 31, 2012

						Average
		Percent			%	base rent per	Major Tenants (a)
Property Description	State	owned		GLA	occupied	leased sq. ft.	Name	GLA
Ohio Discount Drug Mart Portfolio
Gahanna Discount Drug Mart Plaza	OH	100%		48,667	82.3%	13.90	Discount Drug Mart	24,592
Westlake Discount Drug Mart Plaza	OH	100%		55,775	88.0%	5.83	BG Storage	24,600
							Discount Drug Mart	24,480

Total Ohio Discount Drug Mart Portfolio				104,442	85.3%	9.46

Single-Tenant/Triple-Net-Lease Properties
McCormick Place	OH	100%		46,000	100.0%	4.50	Sam Levin Furniture	46,000
Malls
Columbia Mall	PA	100%		348,358	87.2%	3.77	Sears	64,264
							Dunham Sports	61,178
							Bon-Ton	45,000
							J.C. Penny	34,076
Shore Mall	NJ	100%		459,058	99.3%	7.31	Boscov’s	172,200
							Burlington Coat Factory	85,000
The Point at Carlisle	PA	100%		182,859	87.7%	6.68	Bon-Ton	59,925
							Office Max	22,645
							Dunham Sports	21,300
							Dollar Tree	16,300

Total Malls				990,275	92.9%	6.03

Other Non-Core Assets
Dunmore Shopping Center	PA	100%		101,000	66.2%	3.84	Enyon Furniture Outlet	40,000
							Big Lots	26,902
Heritage Crossing	PA	100	% (b)	28,098	100.0%	23.59	Walgreens	14,748
Kingston Plaza	NY	100%		5,324	100.0%	26.67	Taco Bell	2,924
Oakhurst Plaza	PA	100%		111,869	59.0%	13.84	Gold’s Gym	28,499
Roosevelt II	PA	100%		180,088	0.0%	—	Vacant	N/A
Stadium Plaza	MI	100%		77,688	100.0%	7.52	Hobby Lobby Stores	54,650

Total Other Non-Core Assets				504,067	47.4%	10.13

Homburg Joint Venture:
Aston Center	PA	20%		55,000	100.0%	25.45	Giant Foods	55,000
Ayr Town Center	PA	20%		58,000	94.5%	15.36	Giant Foods	52,400
Parkway Plaza	PA	20%		111,028	94.6%	14.41	Giant Foods	71,335
Pennsboro Commons	PA	20%		109,784	84.6%	14.21	Giant Foods	66,224
Scott Town Center	PA	20%		67,933	94.1%	18.21	Giant Foods	54,333
Spring Meadow Shopping Center	PA	20%		70,350	100.0%	20.23	Giant Foods	67,400
Stonehedge Square	PA	20%		88,677	97.1%	12.21	Nell’s Market	51,687

Total Homburg Joint Venture				560,772	94.2%	16.50

Total Properties Held for Sale				2,205,556	82.6%	$9.73

Land Parcels Previously Acquired for Development

Seven land parcels in Pennsylvania	PA	100%		84	acres
Shore Mall	NJ	100%		50	acres
Trindle Springs	NY	100%		2	acres
Wyoming	MI	100%		12	acres

Total Land Parcels Previously Acquired for Development				148	acres

(a)	Major tenants are determined as tenants with 15,000 or more sq.ft. of GLA, tenants at single-tenant properties, or the largest tenant at a property.
(b)	Although the ownership percentage for this joint venture is stated at 60%, the Company has included 100% of this joint venture's result of operations in its-pro-rata calculations, based on the terms of the related joint venture agreement.

CEDAR REALTY TRUST, INC.

Properties Held for Sale/Conveyance—Summary of Outstanding Debt

As of March 31, 2012

						Stated
	Percent	Maturity		Interest		contract
Property	Owned	Date		rate (a)		amounts
Fixed-rate mortgages:
Roosevelt II	100%	Mar 2012		6.5	% (b)	$11,105,000
Spring Meadow Shopping Center	20%	Nov 2014		5.9%		11,994,000
Ayr Town Center	20%	Jun 2015		5.6%		6,892,000
Scott Town Center	20%	Aug 2015		4.9%		8,475,000
Aston Center	20%	Nov 2015		5.9%		12,093,000
Pennsboro Commons	20%	Mar 2016		5.5%		10,528,000
Gahanna DDM	100%	Nov 2016		5.8	% (b)	4,839,000
Westlake DDM	100%	Dec 2016		5.6	% (b)	3,109,000
Parkway Plaza	20%	May 2017		5.5%		14,300,000
Stonehedge Square	20%	Jul 2017		6.2%		8,700,000
McCormick Place	100%	Aug 2017		6.1	% (b)	2,547,000
Kingston Plaza	100%	Jul 2019		5.3%		508,000

Total fixed-rate mortgages		3.5 years		5.8%		95,090,000
		[weighted average	]

Variable-rate mortgage:
Shore Mall	100%	Sept 2012		5.9%		18,900,000

Total mortgages at stated contract amounts		3.1 years		5.8%		113,990,000
		[weighted average	]
Unamortized premium						170,000

Total mortgage debt (including unamortized premium)						$114,160,000

Cedar’s pro-rata share of total debt						$55,618,000

(a)	For variable rate debt, rate in effect as of March 31, 2012.
(b)	With respect to the Company’s plans to convey these properties to their respective lenders, until such conveyances are completed, interest is being recorded (but not paid) at approximately 500 basis points higher than the stated rates.

CEDAR REALTY TRUST, INC.

Properties Held for Sale/Conveyance—Summary of Debt Maturities

As of March 31, 2012

Maturity	Cedar pro-rata share of:			JV Partners pro-rata share of:
schedule	Scheduled	Balloon		Scheduled	Balloon
by year	Amortization	Payments	Total	Amortization	Payments	Total	Total
2012	$199,000	$30,005,000	$30,204,000	$757,000	$—	$757,000	$30,961,000
2013	331,000	—	331,000	1,108,000	—	1,108,000	1,439,000
2014	340,000	2,267,000	2,607,000	1,128,000	9,069,000	10,197,000	12,804,000
2015	259,000	5,091,000	5,350,000	791,000	20,364,000	21,155,000	26,505,000
2016	882,000	9,137,000	10,019,000	299,000	7,730,000	8,029,000	18,048,000
2017	75,000	6,594,000	6,669,000	112,000	17,184,000	17,296,000	23,965,000
2018	16,000	—	16,000	—	—	—	16,000
2019	14,000	408,000	422,000	—	—	—	422,000
2020	—	—	—	—	—	—	—
2021	—	—	—	—	—	—	—
Thereafter	—	—	—	—	—	—	—

	$2,116,000	$53,502,000	$55,618,000	$4,195,000	$54,347,000	$58,542,000	$114,160,000

CEDAR REALTY TRUST, INC.

Portfolio Map

As of March 31, 2012

CEDAR REALTY TRUST, INC.

Non-GAAP Financial Disclosures

Use of Funds From Operations (“FFO”)

FFO is a widely-recognized non-GAAP financial measure for REITs that the Company believes, when considered with financial statements determined in accordance with GAAP, is useful to investors in understanding financial performance and providing a relevant basis for comparison among REITs. In addition, FFO is useful to investors as it captures features particular to real estate performance by recognizing that real estate generally appreciates over time or maintains residual value to a much greater extent than do other depreciable assets. Investors should review FFO, along with GAAP net income, when trying to understand a REIT’s operating performance. The Company considers FFO an important supplemental measure of its operating performance and believes that it is frequently used by securities analysts, investors and other interested parties in the evaluation of REITs.

The Company computes FFO in accordance with the “White Paper” published by the National Association of Real Estate Investment Trusts (“NAREIT”), which defines FFO as net income applicable to common shareholders (determined in accordance with GAAP), impairment charges, excluding gains or losses from debt restructurings and sales of properties, plus real estate-related depreciation and amortization, and after adjustments for partnerships and joint ventures (which are computed to reflect FFO on the same basis). FFO does not represent cash generated from operating activities and should not be considered as an alternative to net income applicable to common shareholders or to cash flow from operating activities. FFO is not indicative of cash available to fund ongoing cash needs, including the ability to make cash distributions. Although FFO is a measure used for comparability in assessing the performance of REITs, as the NAREIT White Paper only provides guidelines for computing FFO, the computation of FFO may vary from one company to another.

The Company also presents “Recurring FFO”, which excludes certain items that are not indicative of the results provided by the Company’s operating portfolio and that affect the comparability of the Company’s period-over-period performance, such as management transition charges and employee termination costs, the accelerated write-off of deferred financing costs, mark-to-market adjustments related to share-based compensation, acquisition transaction costs, and costs related to terminated projects.

Use of Earnings Before Interest, Taxes, Depreciation and Amortization (“EBITDA”)

EBITDA is another widely-recognized non-GAAP financial measure that the Company believes, when considered with financial statements determined in accordance with GAAP, is useful to investors and lenders in understanding financial performance and providing a relevant basis for comparison among other companies, including REITs. While EBITDA should not be considered as a substitute for net income attributable to the Company’s common shareholders, net operating income, cash flow from operating activities, or other income or cash flow data prepared in accordance with GAAP, the Company believes that EBITDA may provide additional information with respect to the Company’s performance or ability to meet its future debt service requirements, capital expenditures and working capital requirements. The Company computes EBITDA by excluding interest expense and amortization of deferred financing costs, and depreciation and amortization, from income from continuing operations.

The Company also presents “Adjusted EBITDA”, which excludes certain items that are not indicative of the results provided by the Company’s operating portfolio and that affect the comparability of the Company’s period-over-period performance, such as mark-to-market adjustments relating to share-based compensation, management transition charges and employee termination costs, acquisition transaction costs, and costs related to terminated projects. The ratios of debt to Adjusted EBITDA, Adjusted EBITDA to interest expense, and Adjusted EBITDA to fixed charges are additional related measures of financial performance. Because EBITDA from one company to another excludes some, but not all, items that affect net income, the computations of EBITDA may vary from one company to another.